SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. N/A )

Filed by the registrant  |X|
Filed by a party other than the registrant |_|
Check the appropriate box:                        |_| Confidential, for Use of
|_| Preliminary proxy statement                       the Commission Only (as
|X| Definitive proxy statement                        permitted by Rule
|_| Definitive additional materials                   14a-6(e)(2)
|_| Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                       COMMUNITY CAPITAL BANCSHARES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

Payment of filing fee (Check the appropriate box):

      |X|   No fee required
      |_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
            0-11.

      (1)   Title of each class of securities to which transaction applies:


--------------------------------------------------------------------------------

      (2)   Aggregate number of securities to which transactions applies:


--------------------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


--------------------------------------------------------------------------------

      (4)   Proposed maximum aggregate value of transaction:


--------------------------------------------------------------------------------

      (5)   Total fee paid:


--------------------------------------------------------------------------------

      |_|   Fee paid previously with preliminary materials.


--------------------------------------------------------------------------------

      |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)   Amount previously paid:


--------------------------------------------------------------------------------

      (2)   Form, Schedule or Registration Statement no.:


--------------------------------------------------------------------------------

      (3)   Filing Party:


--------------------------------------------------------------------------------

      (4)   Date Filed:


--------------------------------------------------------------------------------

                       COMMUNITY CAPITAL BANCSHARES, INC.
                               2815 Meredyth Drive
                              Albany, Georgia 31707
                                 (229) 446-2265

                                 March 28, 2003

Dear Shareholder:

      You are cordially invited to attend our annual meeting of shareholders, which will be held at the Merry Acres Conference Center, 1504 Dawson Road, Albany, Georgia 31707, on Monday, April 28, 2003, at 1:30 p.m. I sincerely hope that you will be able to attend the meeting, and I look forward to seeing you.

      The attached notice of the annual meeting and proxy statement describes the formal business to be transacted at the meeting. We will also report on our operations during the past year and during the first quarter of fiscal year 2003, as well as our plans for the future.

      A copy of our annual report, which contains information on our operations and financial performance as well as our audited financial statements, is also included with this proxy statement.

      Please take this opportunity to become involved in the affairs of Community Capital. Whether or not you expect to be present at the meeting, please mark, date, and sign the enclosed proxy card, and return it to us in the envelope provided as soon as possible. Returning the proxy card will NOT deprive you of your right to attend the meeting and vote your shares in person. If you attend the meeting, you may withdraw your proxy and vote your own shares.

                                        Sincerely,

                                        /s/ Robert E. Lee

                                        Robert E. Lee
                                        President

                       COMMUNITY CAPITAL BANCSHARES, INC.
                               2815 Meredyth Drive
                              Albany, Georgia 31707
                                 (229) 446-2265

                  NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 28, 2003

      The annual meeting of shareholders of Community Capital Bancshares, Inc. will be held on Monday, April 28, 2003, at 1:30 p.m. at the Merry Acres Conference Center, 1504 Dawson Road, Albany, Georgia 31707 for the following purposes:

      (1) To elect five persons to serve as Class I directors for a three-year term;

      (2) To approve the Second Amendment to the Community Capital Bancshares, Inc. 1998 Stock Incentive Plan, which provides for an increase in the number of shares reserved for issuance under the plan to 303,574 shares and the removal of the definition of "Change in Control"; and

      (3) To transact any other business as may properly come before the meeting or any adjournments of the meeting.

      The board of directors has set the close of business on March 13, 2003 as the record date for determining the shareholders who are entitled to notice of, and to vote at, the meeting.

      We hope that you will be able to attend the meeting. We ask, however, whether or not you plan to attend the meeting, that you mark, date, sign, and return the enclosed proxy card as soon as possible. Promptly returning your proxy card will help ensure the greatest number of shareholders are present whether in person or by proxy.

      If you attend the meeting in person, you may revoke your proxy at the meeting and vote your shares in person. You may revoke your proxy at any time before the proxy is exercised.


                                        By Order of the Board of Directors,

                                        /s/ Robert E. Lee

                                        Robert E. Lee
                                        President

March 28, 2003

                       COMMUNITY CAPITAL BANCSHARES, INC.
                               2815 Meredyth Drive
                              Albany, Georgia 31707
                                 (229) 446-2265

           ----------------------------------------------------------

                     PROXY STATEMENT FOR 2003 ANNUAL MEETING

           ----------------------------------------------------------

                                  INTRODUCTION

Time and Place of the Meeting

      Our board of directors is furnishing this proxy statement in connection with its solicitation of proxies for use at the annual meeting of shareholders to be held on Monday, April 28, 2003, at 1:30 p.m. at the Merry Acres Conference Center, 1504 Dawson Road, Albany, Georgia 31707 and at any adjournments of the meeting.

Record Date and Mailing Date

      The close of business March 13, 2003 is the record date for the determination of shareholders entitled to notice of and to vote at the meeting. We first mailed this proxy statement and the accompanying proxy card to shareholders on or about March 28, 2003.

Number of Shares Outstanding

      As of the close of business on the record date, Community Capital had 10,000,000 shares of common stock, $1.00 par value authorized, of which 1,499,560 shares were issued and outstanding. Each issued and outstanding share is entitled to one vote on all matters presented at the meeting.


                          VOTING AT THE ANNUAL MEETING

Proposals to Be Considered

      Election of Directors. Shareholders will be asked to elect five persons to serve as Class I directors for a three-year term. The persons nominated to serve as Class I directors as well as the continuing Class II and Class III directors are described beginning on page 3.

      Second Amendment to the Stock Incentive Plan. Shareholders will be asked to approve the Second Amendment to the Community Capital Bancshares, Inc. 1998 Stock Incentive Plan, which provides for an increase in the number of shares reserved for issuance under the plan from 128,574 to 303,574 and the removal of the definition of "Change in Control." The Second Amendment to the Stock Incentive Plan is described beginning on page 13.

      The board of directors recommends a vote for approval of both of these proposals.

Procedures for Voting by Proxy

      If you properly sign, return and do not revoke your proxy, the persons appointed as proxies will vote your shares according to the instructions you have specified on the proxy card. If you sign and return your proxy card but do not specify how the persons appointed as proxies are to vote your shares, your proxy will be voted FOR the election of the director nominees, FOR the approval of the Second Amendment to the Stock Incentive Plan and in the best judgment of the persons appointed as proxies as to all other matters properly brought before the meeting. If any nominee for election to the board of directors named in this proxy statement becomes unavailable for election for any reason, the proxy will be voted for a substitute nominee selected by the board of directors.

      You can revoke your proxy at any time before it is voted by delivering to Robert E. Lee, president of Community Capital, at the main office of Community Capital, either a written revocation of the proxy or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

Requirements for Shareholder Approval

      A quorum will be present at the meeting if a majority of the outstanding shares of common stock is represented in person or by valid proxy. We will count abstentions and broker non-votes, which are described below, in determining whether a quorum exists. Only those votes actually cast for the election of a director, however, will be counted for purposes of determining whether a particular director nominee receives sufficient votes to be elected. To be elected, a director nominee must receive more votes than any other nominee for the particular seat on the board of directors. As a result, if you withhold your vote as to one or more nominees, it will have no effect on the outcome of the election unless you cast that vote for a competing nominee. At the present time we do not know of any competing nominees.

      Abstentions. A shareholder who is present in person or by proxy at the annual meeting and who abstains from voting on any or all proposals will be included in the number of shareholders present at the annual meeting for the purpose of determining the presence of a quorum. Abstentions do not count as votes in favor of or against a given matter.

      Broker Non-Votes. Brokers who hold shares for the accounts of their clients may vote these shares either as directed by their clients or in their own discretion if permitted by the exchange or other organization of which they are members. Proxies that contain a broker vote on one or more proposals but no vote on others are referred to as "broker non-votes" with respect to the proposal(s) not voted upon. Broker non-votes are included in determining the presence of a quorum. A broker non-vote, however, does not count as a vote in favor of or against a particular proposal for which the broker has no discretionary voting authority.

      Approval of the Second Amendment to the Stock Incentive Plan and any other matter that may properly come before the annual meeting requires the affirmative vote of a majority of shares of common stock present in person or by proxy and entitled to vote on the matter. Abstentions and broker non-votes will be counted in determining the minimum number of votes required for approval and will, therefore, have the effect of negative votes.

                             SOLICITATION OF PROXIES

      Community Capital will pay the cost of proxy solicitation. Our directors, officers and employees may, without additional compensation, solicit proxies by personal interview, telephone, fax, or otherwise. We will direct brokerage firms or other custodians, nominees or fiduciaries to forward our proxy solicitation material to the beneficial owners of common stock held of record by these institutions and will reimburse them for the reasonable out-of-pocket expenses they incur in connection with this process.

                       PROPOSAL ONE: ELECTION OF DIRECTORS

      The board of directors consists of 15 members and is divided into three classes with five members in each class. The directors in each class serve for staggered terms of three years each. The term of each class expires at the annual meeting in the years indicated below and upon the election and qualification of the director's successor. The Board recommends that the shareholders elect the nominees identified below as director nominees to serve as Class I directors for a three-year term expiring in 2006. The following table shows for each nominee and continuing director: (a) his or her name, (b) his or her age at December 31, 2002, (c) how long he or she has been a director of Community Capital, (d) his or her position(s) with Community Capital, other than as a director, and (e) his or her principal occupation and recent business experience for the past five years.

                                              Director    Position with Community Capital
Name (Age)                                     Since      and Business Experience
------------------------------------           -----      ------------------------------------------------------------
Class I Nominated Directors:
(For Three-Year Term Expiring 2006)
Charles M. Jones, III (52)                     1998       Chairman of the Board of Directors of Community Capital and
                                                          Albany Bank & Trust and Chief Executive Officer of Community
                                                          Capital; Chief Executive Officer, Consolidated Loan &
                                                          Mortgage Co. and affiliated companies

Van Cise Knowles (62)                          1998       Surgeon, Van C. Knowles M.D., P. C.

Robert E. Lee(1) (50)                          1998       President of Community Capital and Albany Bank & Trust and
                                                          Chief Executive Officer of Albany Bank & Trust

Corinne C. Martin (60)                         1998       Ownership interest in and President of Three Sisters, Inc., farming and timber property; Owner of Dunaway Enterprises, a real estate investment company; Owner of Covey Pointe
                                                          Shooting Preserve, a commercial hunting property

William F. McAfee (65)                         1998       Business Owner, Bill McAfee Leasing, a commercial truck
                                                          lessor; Sales Manager, Allstar International, a commercial truck dealership; Manager, Fowltown Farms
Class II Continuing Directors:
(Term Expiring 2004)
C. Richard Langley (54)                        1998       Attorney, Langley & Lee

Bennett D. Cotten, Jr. (49)                    1998       Orthopedic Surgeon, Southwest Georgia Orthopedic and Sports
                                                          Medicine

Jane Anne D. Sullivan (43)                     1998       Business Owner, Buildings Exchange, a real estate holding
                                                          company

John P. Ventulett, Jr. (54)                    1998       Executive Insurance Agent, Vice President, JSL/Howard
                                                          Ventulett & Bishop Insurors of Albany

James D. Woods (59)                            1998       Medical Doctor, Drs. Adams and Woods, M.D. P.C. Medical
                                                          Practice

                                              Director    Position with Community Capital
Name (Age)                                     Since      and Business Experience
------------------------------------           -----      ------------------------------------------------------------
3Class III Continuing Directors:
(Term Expiring 2005)
Robert M. Beauchamp (40)                       1998       Attorney, Beauchamp & Associates, LLC

Glenn A. Dowling (70)                          1998       Podiatrist, Managing Partner, Ambulatory Surgery Center and
                                                          Albany Podiatry Associates; Business Owner and Developer,
                                                          Partridge Pea Plantation

Mary Helen Dykes (52)                          1998       Business Owner/Administrator, Secretary and Treasurer, Bob's
                                                          Candies, Inc.

Mark M. Shoemaker (48)                         1998       Medical Doctor, Albany Anesthesia Associates

Lawrence B. Willson (52)                       1998       Business Administrator, Vice President and Farm Manager,
                                                          Sunnyland Farms, Inc.

------------------
(1) Mr. Lee has served as president of Community Capital since August 1, 1998. Prior to becoming an officer of Community Capital, Mr. Lee served as executive vice president and chief financial officer of a community bank.

Meetings and Committees of the Board

      During the year ended December 31, 2002, the board of directors of Community Capital held 12 meetings and the board of directors of Albany Bank & Trust held 12 meetings. The directors of Albany Bank & Trust are the same as those of Community Capital. All incumbent directors attended at least 75% of the total number of meetings of Community Capital's board of directors and committees of the board on which he or she serves, except for Dr. James D. Woods, who attended 72% of those meetings.

      The board of directors does not have a nominating committee.

      The board of directors has established a compensation committee which establishes compensation levels for officers of Community Capital and Albany Bank & Trust, reviews management organization and development, reviews significant employee benefit programs and establishes and administers executive compensation programs, including the Community Capital Bancshares, Inc. 1998 Stock Incentive Plan. The compensation committee is chaired by Van Cise Knowles and also includes Charles M. Jones, III, Robert E. Lee and Jane Anne D. Sullivan. The compensation committee held three meetings during the year ended December 31, 2002.

      The board of directors has established an audit and compliance commitee, which recommends to the board of directors the independent public accountants to be selected to audit Community Capital and Albany Bank & Trust's annual financial statements and approves any special assignments given to the independent public accountants. The audit and compliance committee also reviews the planned scope of the annual audit, any changes in accounting principles and the effectiveness and efficiency of Community Capital's and Albany Bank & Trust's internal accounting staff. Additionally, the audit and compliance commitee provides oversight to Community Capital's and Albany Bank & Trust's compliance with regulatory rules and regulations, including the Community Reinvestment Act. The audit and compliance commitee is chaired by William F. McAfee and also includes Glenn A. Dowling and C. Richard Langley. The audit and compliance commitee held five meetings during the year ended December 31, 2002.

                             Audit Committee Report

      The audit committee reports as follows with respect to the audit of Community Capital's 2002 audited consolidated financial statements.

      o The audit committee has reviewed and discussed Community Capital's 2002 audited consolidated financial statements with Community Capital's management;

      o The audit committee has discussed with the independent auditors, Mauldin & Jenkins, LLC, the matters required to be discussed by SAS 61, which include, among other items, matters related to the conduct of the audit of Community Capital's consolidated financial statements;

      o The audit committee has received written disclosures and the letter from the independent auditors required by ISB Standard No. 1 (which relates to the auditor's independence from the corporation and its related entities) and has discussed with the auditors the auditors' independence from Community Capital; and

      o Based on review and discussions of Community Capital's 2002 audited consolidated financial statements with management and discussions with the independent auditors, the audit committee recommended to the board of directors that Community Capital's 2002 audited consolidated financial statements be included in Community Capital's Annual Report on Form 10-KSB.

            March 10, 2003                        Audit Committee:
                                                  Willam F. McAfee
                                                  Glenn A. Dowling
                                                  C. Richard Langley

Audit Committee Charter

      The board of directors has adopted a written charter for the audit committee. The board of directors reviews and approves changes to the audit committee charter annually.

Independence of Audit Committee Members

      The Company's audit committee is comprised of William F. McAfee, Glenn A. Dowling and C. Richard Langley. Each of these members meets the requirements for independence as defined by the National Association of Securities Dealers' listing standards.

                               EXECUTIVE OFFICERS

      The following table shows for each executive officer of Community Capital:
(a) his name, (b) his age at December 31, 2002, (c) how long he has been an officer of Community Capital, and (d) his positions with Community Capital and Albany Bank & Trust:

                                                              Position with Community
Name (Age)                               Officer Since        Capital and Albany Bank & Trust
----------                               -------------        -------------------------------
Charles M. Jones, III (52)                    1998            Chief Executive Officer of Community Capital

Robert E. Lee (50)                            1998            President of Community Capital and Albany Bank &
                                                              Trust and Chief Executive Officer of Albany Bank
                                                              & Trust

David J. Baranko (46)                         1999            Chief Financial Officer of Community Capital and
                                                              Albany Bank & Trust

David C. Guillebeau (41)                      1998            Executive Vice President and Senior Lending
                                                              Officer of Albany Bank & Trust

                                  COMPENSATION

      The following table sets forth information concerning the annual and long-term compensation for services in all capacities to Community Capital for the fiscal years 2002, 2001 and 2000 of our chief executive officer and president. No other executive officer received a combined payment of salary and bonus in excess of $100,000 for services rendered to Community Capital during 2002.

Summary Compensation Table

                                                 Annual Compensation(1)              Long-Term Compensation Awards
                                ----------------------------------------------- ----------------------------------------
                                                                                                           All Other
                                  Compensation        Salary        Bonus        Number of Securities    Compensation
Name and Position                     Year             ($)           ($)          Underlying Options          ($)
-----------------                 ------------         ---          -----        --------------------    ------------
Charles M. Jones, III,                2002                 0              0              285                   0
Chief Executive Officer               2001                 0              0              285                   0
                                      2000                 0              0              285                   0

Robert E. Lee,                        2002           141,085         57,722               0                7,425(2)
President                             2001           128,260         35,171               0                6,850(2)
                                      2000           121,000         20,000               0                6,071(2)


----------
(1) We have omitted information on "perks" and other personal benefits because the aggregate value of these items does not meet the minimum amount required for disclosure under the Securities and Exchange Commission regulations.

(2) Includes a matching contribution to Mr. Lee's 401K plan of $5,500, $4,746 and $3,699 in 2002, 2001 and 2000, respectively, and premiums paid on a term life insurance policy for the benefit of Mr. Lee of $1,905, $1,325 and $2,388 in 2002, 2001 and 2000, respectively.

      The following tables set forth information at December 31, 2002, and for the fiscal year then ended, concerning stock options granted to the executive officers listed in the Summary Compensation Table. The listed executive officers did not exercise any options to purchase common stock of Community Capital during 2002. We have not granted any stock appreciation rights, restricted stock or stock incentives other than stock options.

Stock Option Grants in Fiscal 2002

                                                    Percent of
                                 Number of        Total Options
                                Securities          Granted to
                            Underlying Options     Employees in       Exercise Price
Name                              Granted          Fiscal Year          Per Share           Expiration Date
----                              -------          -----------          ---------           ---------------
Charles M. Jones, III               285               13.4%               $8.15                4/22/2012

Aggregated Option Exercises in Fiscal 2002 and Fiscal Year-End Option Values

                             Number of                       Number of Securities            Value of Unexercised
                              Shares                        Underlying Unexercised          In-the-Money Options at
                            Acquired on      Value                 Options                     December 31, 2002
Name                         Exercise       Realized    Exercisable    Unexercisable    Exercisable     Unexercisable
----                         --------       --------    -----------    -------------    -----------     -------------
Charles M. Jones, III            0             0             13,712         8,571            $51,719        $32,142

Robert E. Lee                    0             0             45,000        30,000           $184,500       $123,000

Equity Compensation Plans

      The table below sets forth information regarding shares of Community Capital common stock authorized for issuance under the following Community Capital equity compensation plans:

      o     Community Capital Bancshares, Inc. 1998 Stock Incentive Plan

      o Community Capital Bancshares, Inc. 2000 Outside Directors' Stock Option Plan

      o Community Capital Bancshares, Inc. Non-qualified Stock Option Agreement with Charles M. Jones, III

      o Community Capital Bancshares, Inc. Non-qualified Stock Option Agreement with Richard Bishop

      o     Community Capital Bancshares, Inc. Restated Employee Stock Purchase
            Plan

      The Stock Incentive Plan was approved by shareholders on March 11, 1999. As described under "Proposal Two--Amendment to the Community Capital Bancshares, Inc. 1998 Stock Incentive Plan," shareholders will be asked to approve the Second Amendment to the Stock Incentive Plan which will increase the number of shares reserved for issuance under this plan from 128,574 to 303,574 shares. The table below does not reflect the additional shares which will be reseved for issuance under this plan if this proposal is approved at the annual meeting.

      None of the other equity compensation plans or agreements listed above have been approved by Community Capital's shareholders. Each of those plans or agreements are described below.

                                                                                                Number of securities
                                                                                                 remaining available
                                                                                                 for future issuance
                                                                                                  under the equity
                                                  Number of securities                           compensation plans
                                                    to be issued upon      Weighted-average       (excluding shares
                                                       exercise of         exercise price of         subject to
                                                   outstanding options    outstanding options   outstanding options)
--------------------------------------------------------------------------------------------------------------------
Equity compensation plans approved by security
holders                                                    125,709               7.09                      2,865

Equity compensation plans not approved by
security holders                                            48,963               7.25                     15,036

Total                                                      174,672               7.13                     17,901

      2000 Outside Directors' Stock Option Plan. The 2000 Outside Directors' Stock Option Plan was adopted by the board of directors on April 24, 2000. This plan is not subject to the Employment Retirement Income Security Act of 1974, nor is it qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended. The 2000 Outside Directors' Stock Option Plan provides for the issuance of nonqualified stock options to members of the board of directors who are not employees of Community Capital or any of its affiliates and the charmain of the board of directors, regardless of whether he is an employee of Community Capital. Community Capital has reserved up to 21,429 shares of Community Capital's common stock for issuance under this plan upon exercise of an option. This number may change in the event of future stock dividends, stock splits, recapitalizations and similar events. If an option expires or terminates without being exercised, the shares subject to the unexercised portion of the option may again be available for awards under the 2000 Outside Directors' Stock Option Plan. The purpose of this plan is to promote in its non-employee directors personal interest in the welfare of Community Capital and provide incentives to the individuals who are primarily responsible for shaping and carrying out the long-term plans of Community Capital.

      The 2000 Outside Directors' Stock Option Plan provides for an annual grant of an option to purchase 142 shares of Community Capital's common stock to the existing non-employee directors and an option to purchase 285 shares of Community Capital's common stock to the chairman of the board as of the date of each annual shareholders' meeting. Options granted pursuant to this plan are generally nontransferrable except by will or the laws of descent and distribution unless otherwise permitted by the board of directors. These options are fully vested and exercisable immediately, subject to any restriction imposed by the primary federal regulator of Community Capital. The exercise price of these options must be equal to the fair market value of the common stock on the date the option is granted. The term of the options may not exceed ten years from the date of grant. If a participant ceases to be a director of Community Capital or any affiliate, the options expire, terminate and become unexercisable no later than 90 days after the date the participant ceases to provide such services.

      Non-qualified Stock Option Agreement with Charles M. Jones, III. On November 15, 1999, Mr. Jones was granted an option to purchase 21,429 shares of Community Capital's common stock at an exercise price of $7.35 per share, as adjusted to reflect Community Capital's ten-for-seven stock split effective in January 2001. This option vests in 20% equal increments over five years beginning on the first anniversary of the grant date for so long as Mr. Jones serves as a director of Community Capital or any of its affiliates. The option will be come fully vested if Mr. Jones retires on or after he reaches age 65 or upon a change in control of Community Capital. The option will expire on the tenth anniversary of the grant date or, if earlier, 90 days after Mr. Jones ceases to be a director of Community Capital or any affiliate.

      Non-qualfiied Stock Option Agreement with Richard Bishop. On April 11, 2000, Mr. Bishop was granted an option to purchase 12,143 shares of Community Capital's common stock at an exercise price of $7.00 per share, as adjusted to reflect Community Capital's ten-for-seven stock split effective in January 2001. This option vests in 20% equal increments over five years beginning on the first anniversary of the grant date for so long as Mr. Bishop serves as an employee of Community Capital or any of its affiliates. The option will be come fully vested if Mr. Bishop retires on or after he reaches age 65 or upon a change in control of Community Capital. The option will expire on the tenth anniversary of the grant date or, if earlier, 90 days after Mr. Bishop ceases to be employee of Community Capital or any affiliate.

      Restated Employee Stock Purchase Plan. The Employee Stock Purchase Plan enables eligible employees to purchase shares of Community Capital common stock through payroll deductions. An employee is eligible to participate in the Employee Stock Purchase Plan if that employee is a resident of Georgia and is employed in a position that customarily requires at least 20 hours of work per week. Under the Employee Stock Purchase Plan, employee payroll deductions are combined with matching contributions made by Community Capital and used to purchase shares of Community Capital common stock on behalf of the employee at the end of each calendar quarter. The shares are purchased in the open market at prevailing prices at the time of the purchase or may be purchased from Community Capital at fair market value. Fair market value is determined by Community Capital in good faith based on all relevant facts and circumstances as of the date of purchase. If an employee terminates employment with Community Capital or any affiliate or the employee no longer satisfies the eligibility requirements, the employee's payroll deductions made under the Employee Stock Purchase Plan that have not been used to purchase shares of Community Capital's common stock will be returned to that employee and any matching credits will be forfeited.

Employment Agreement

      On August 19, 1998, Community Capital and Albany Bank & Trust entered into an employment agreement with Mr. Lee regarding Mr. Lee's employment as Community Capital's president. The initial term of the agreement began on August 1, 1998, and runs until July 31, 2003. At the end of the initial five-year term and at the end of any extension of the term, the agreement will be automatically extended for a period of twelve months, unless a party to agreement provides notice to the other parties that he or it does not intend to extend the agreement.

      Mr. Lee's base salary under the agreement during 2002 was $141,085 per year. The board of directors is required to review the base salary amount annually, and the base salary may be increased by an amount determined by the board of directors. The agreement also provides that Mr. Lee is entitled to an annual cash bonus based on Community Capital's consolidated earnings, provided that the board of directors determines, according to reasonable safety and soundness standards, that the overall financial condition of Albany Bank & Trust will not be adversely affected by the payment of the bonus. Mr. Lee earned a bonus of $57,722 during 2002. Additionally, the agreement requires Community Capital to provide Mr. Lee with an automobile, health insurance, life insurance, vacation time, reimbursement for reasonable business expenses, club memberships and other customary benefits.

      Generally, in the event Mr. Lee is terminated by Community Capital without cause or Mr. Lee terminates his employment with cause, Community Capital will be required to meet its obligations with respect to Mr. Lee's compensation for a period equal to the greater of twelve months from the date of termination or the remaining term of the agreement. In the event Community Capital terminates Mr. Lee's employment due to his permanent disability, Community Capital will be required to meet its obligations with respect to Mr. Lee's compensation for a period of twelve months following the termination. If Mr. Lee terminates his employment within six months following a change in control of Community Capital, Mr. Lee will be entitled to a cash payment equal to 2.99 times his average base salary for the preceding three years.

      If Mr. Lee's employment is terminated by Community Capital with cause or Mr. Lee terminates his employment without cause or upon a change in control, Mr. Lee will generally be prohibited from competing with Albany Bank & Trust or soliciting its customers or employees for a period of twelve months from the date of termination.

Director Compensation

      During 2002, directors of Community Capital received $250 for each board meeting attended and $100 for each committee meeting. Additionally, on April 22, 2002, we granted our chairman of the board a non-qualified option to purchase 285 shares of stock and granted every other non-employee director a non-qualified option to purchase 142 shares of Community Capital's common stock for their services as directors during 2002. The options vested immediately on the grant date, are exercisable at $8.15 per share and have a maximum term of ten years from the grant date. Directors of Albany Bank & Trust receive $250 for each board meeting and $100 for each committee meeting attended.

    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table lists, as of the record date, the number of shares common stock beneficially owned by: (a) each current director of Community Capital, (b) each executive officer listed in the Summary Compensation Table, and (c) all current executive officers and directors as a group. As of the record date, Community Capital did not have any non-director shareholders who beneficially owned more than 5% of the outstanding common stock. The information shown below is based upon information furnished to Community Capital by the named persons. Additionally, the address for each person listed below is 2815 Meredyth Drive, Albany, Georgia 31707.

      Information relating to beneficial ownership of Community Capital is based upon "beneficial ownership" concepts described in the rules issued under the Securities Exchange Act of 1934, as amended. Under these rules a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or to direct the voting of the security, or "investment power," which includes the power to dispose or to direct the disposition of the security. Under the rules, more than one person may be deemed to be a beneficial owner of the same securities. A person is also deemed to be a beneficial owner of any security as to which that person has the right to acquire beneficial ownership within sixty (60) days from the record date. Unless otherwise indicated in the "Nature of Beneficial Ownership" column, each person is the record owner of and has sole voting and investment power with respect to his or her shares.

                                          Number of Shares
                                             Subject to
                                          Options/Warrants     Aggregate
                             Number of      Exercisable        Number of    Percent    Nature of
Name and Address              Shares       within 60 days        Shares     of Class   Beneficial Ownership
----------------              ------       --------------        ------     --------   --------------------
Directors:

Robert M. Beauchamp           28,571           17,568            46,139         3.2

Bennett D. Cotten, Jr.        14,285           11,854            26,139         1.8

Glenn A. Dowling              21,428           17,568            38,996         2.7

Mary Helen Dykes               4,762           11,854            16,616         1.2

Charles M. Jones, III         43,157           30,854            74,011         5.1

                                          Number of Shares
                                             Subject to
                                          Options/Warrants     Aggregate
                             Number of      Exercisable        Number of    Percent    Nature of
Name and Address              Shares       within 60 days        Shares     of Class   Beneficial Ownership
----------------              ------       --------------        ------     --------   --------------------
Van Cise Knowles              26,771           17,568            44,339         3.1    Includes 23,571 shares held
                                                                                       in an IRA for the benefit of
                                                                                       Mr. Knowles.

C. Richard Langley            22,242           13,797            36,039         2.5    Includes 20,242 shares held
                                                                                       in an IRA for the benefit of
                                                                                       Mr. Langley.

Robert E. Lee                 76,721           77,142           153,863        10.2    Includes 48,842 shares held
                                                                                       in an IRA for the benefit of
                                                                                       Mr. Lee and 2,857 shares
                                                                                       held as Executor for the
                                                                                       Estate of Virginia D. Lee.

Corinne C. Martin             34,285           17,568            51,853         3.6    Includes 4,285 shares held
                                                                                       by Ms. Martin as trustee for
                                                                                       grandchildren as to which
                                                                                       beneficial ownership is
                                                                                       shared.
William F. McAfee             21,428           17,568            38,996         2.7

Mark M. Shoemaker             21,428           17,568            38,996         2.7

Jane Anne D. Sullivan         28,570           17,568            46,138         3.2    Includes 7,142 shares owned
                                                                                       by Ms. Sullivan's children
                                                                                       as to which beneficial
                                                                                       ownership is shared.
John P. Ventulett, Jr.        22,621           17,568            40,189         2.8

Lawrence B. Willson           21,428           17,568            38,996         2.7

James D. Woods                21,428           17,568            38,996         2.7    Includes 21,428 shares held
                                                                                       in a profit sharing plan for
                                                                                       the benefit of Dr. Woods.

Executive Officers* :

David J. Baranko               4,668            4,571             9,239         0.6    Includes 4,428 shares held
                                                                                       in an IRA for the benefit of
                                                                                       Mr. Baranko.
David C. Guillebeau            9,555           24,000            33,555         2.3

All Directors and            423,348          349,752           773,100        43.5
Executive Officers, as a
Group

----------
* Mr. Jones and Mr. Lee are also executive officers of Community Capital.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16 (a) of the Securities Exchange Act of 1934 requires Community Capital's directors and executive officers and persons who own beneficially more than 10% of Community Capital's outstanding common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in their ownership of Community Capital's common stock. Directors, executive officers and greater than 10% shareholders are required to furnish Community Capital with copies of the forms they file. To our knowledge, based solely on a review of the copies of these reports furnished to Community Capital, during the fiscal year ended December 31, 2002, C. Richard Langley filed two late Forms 4 each reporting one transaction in the company's common stock and Van Cise Knowles filed one late Form 4 reporting one transaction in the company's common stock. All of our other directors and executive officers, who are listed above, complied with all applicable Section 16(a) filing requirements during 2002.

                PROPOSAL TWO: AMENDMENT TO THE COMMUNITY CAPITAL
                   BANCSHARES, INC. 1998 STOCK INCENTIVE PLAN

      The Plan was adopted by the board of directors on February 15, 1999 and approved by the shareholders of Community Capital on March 11, 1999.

      The board of directors originally reserved 90,000 shares of Community Capital's common stock for issuance under awards under the Stock Incentive Plan. In January of 2001, Community Capital effected a ten-for-seven stock split pursuant to which the number of shares reserved under the Stock Incentive Plan was adjusted to 128,574 to reflect the split. At the annual meeting, shareholders will be asked to consider and vote on the adoption of the Second Amendment to the Stock Incentive Plan, which provides for:

      o the reservation of an additional 175,000 shares of Community Capital's common stock, subject to adjustment as provided in the Stock Incentive Plan, for issuance under the Stock Incentive Plan; and

      o     the removal of the definition of "Change in Control."

      The removal of the standard definition of "Change in Control" will give the Administrative Committee, as defined below, the flexibility to establish an appropriate definition of change in control, if any, for each award under the Stock Incentive Plan based on the facts and circumstances at the time of the award.

      Applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"), restrict Community Capital's ability, in the absence of shareholder approval, to grant incentive stock options under Code Section 421 and to claim deductions which may otherwise be associated with the grant of non-qualified options under Code Section 162(m).

      The following description of the Stock Incentive Plan is qualified in its entirety by reference to the applicable provisions of the plan document, as amended, which is attached as Appendix A. The Second Amendment to the Stock Incentive Plan is subject to shareholder approval.

Administration

      The Stock Incentive Plan will be administered by a subcommittee of the board of directors whose members are selected by the board of directors (the "Administrative Committee"). When appointing members to the Administrative Committee, the board of directors will consider the advisability of complying with the disinterested standards contained in both Section 162(m) of the Code and Rule 16b-3 under the Securities Exchange Act of 1934, as amended. The Administrative Committee will have at least two members. At the present time, the Compensation Committee of the board of directors acts as the Administrative Committee. The Administrative Committee has the authority to grant awards under the Stock Incentive Plan and to make all other determinations that it may deem necessary or advisable for the administration of the Stock Incentive Plan.

Stock Options

      The Stock Incentive Plan permits the Administrative Committee to make awards of options to purchase shares of Community Capital's common stock and tax reimbursement payments to eligible officers, employees and directors of Community Capital and its affiliates. These discretionary awards may be made on an individual basis or through a program approved by the Administrative Committee for the benefit of a group of eligible persons. The Stock Incentive Plan permits the Administrative Committee to make awards of incentive stock options and non-qualified stock options (collectively, "Stock Options").

      The number of shares of common stock as to which any Stock Option is granted and to whom any Stock Option is granted will be determined by the Administrative Committee, subject to the provisions of the Stock Incentive Plan. Stock Options may be made forfeitable or terminable under the terms established by the Administrative Committee, to the extent not otherwise inconsistent with the terms of the Stock Incentive Plan. Stock Options generally are not transferable or assignable during a holder's lifetime.

      The Administrative Committee will determine whether a Stock Option is an incentive stock option or a non-qualified stock option at the time the option is granted, and the option will be evidenced by a stock option agreement. Stock Options may be made exercisable on terms established by the Administrative Committee, to the extent not otherwise inconsistent with the terms of the Stock Incentive Plan. The Administrative Committee also may accelerate the times at which a Stock Option may be exercised subsequent to its grant. No eligible employee may be granted during any single calendar year rights to shares of common stock under Stock Options which, in the aggregate, exceed 85,716 shares. In addition, the aggregate Fair Market Value, determined as of the date of the grant, of common stock as to which any incentive stock option first becomes exercisable in any calendar year is limited to $100,000 per recipient.

      The exercise price of a Stock Option will be set forth in the applicable stock option agreement. The exercise price of an incentive stock option may not be less than the fair market value of Community Capital's common stock on the date of the grant nor less than 110% of the fair market value if the participant owns more than 10% of the outstanding common stock or any subsidiary. At the time an incentive stock option is exercised, Community Capital will be entitled to place a legend on the certificates representing the shares of common stock purchased to identify them as shares of common stock purchased upon the exercise of an incentive stock option. Non-qualified stock options may be made exercisable at a price no less than 85% of the fair market value of Community Capital's common stock on the date that the option is granted. Additionally, the exercise price of any option granted to an individual who is, on the last day of the taxable year, the chief executive officer of Community Capital or one of the four other highest compensated officers of Community Capital may not be less than the fair market value of Community Capital's common stock on the date of grant. The Administrative Committee may permit payment of an option exercise price in the following ways:

            o     in cash;

            o by the delivery of previously-owned shares of Community Capital's common stock;

            o     through a cashless exercise executed through a broker; or

            o by having a number of shares of common stock otherwise issuable at the time of exercise withheld.

      The Administrative Committee also may authorize financing by Community Capital to assist a participant with payment of the exercise price.

      The term of a Stock Option will be specified in the applicable stock option agreement. The term of any incentive stock option may not exceed ten years from the date of grant; however, any incentive stock option granted to a participant who owns more than 10% of Community Capital's common stock or any subsidiary will not be exercisable after the expiration of five years from the date the option is granted. Subject to any further limitations in a stock option agreement, in the event of a participant's termination of employment, the term of an incentive stock option will expire, terminate and become unexercisable no later than three months after the date of the termination of employment; provided, however, that if termination of employment is due to death or disability, a one-year period shall be substituted for the three-month period.

Tax Reimbursement Payments

      The Administrative Committee may make cash tax reimbursement payments designed to cover tax obligations of recipients that result from the exercise of a Stock Option.

Termination of Stock Options

      The terms of a particular Stock Option may provide that they terminate, among other reasons:

            o upon the holder's termination of employment or other status with respect to Community Capital or any affiliate of Community Capital;

            o     upon a specified date;

            o     upon the holder's death or disability; or

            o     upon the occurrence of a change in control of Community
                  Capital.

      Stock Options may include exercise rights for a holder's estate or personal representative in the event of the holder's death or disability. At the Administrative Committee's discretion, Stock Options that are subject to termination may be cancelled, accelerated, paid or continued, subject to the terms of the applicable agreement reflecting the terms of the Stock Option and to the provisions of the Stock Incentive Plan.

Reorganizations

      The number of shares of Community Capital's common stock reserved for issuance in connection with the grant of Stock Options or the number of shares underlying an outstanding Stock Option, the exercise price of a Stock Option and the annual limit on the number of shares of common stock that may be granted to any employee during a calendar year are subject to adjustment in the event of any recapitalization of Community Capital or similar event effected without the receipt of consideration.

      In the event of specified corporate reorganizations, Stock Options may be assumed, substituted, cancelled, accelerated, cashed-out or otherwise adjusted by the Administrative Committee, provided that the adjustment is not inconsistent with the terms of the Stock Incentive Plan or any agreement reflecting the terms of a Stock Option. Community Capital may also use the Stock Incentive Plan to assume obligations previously incurred in favor of persons who are eligible to participate under the Stock Incentive Plan.

Amendments or Termination

      Although the Stock Incentive Plan may be amended or terminated by the board of directors without shareholder approval, the board of directors also may condition any amendment upon shareholder approval if shareholder approval is deemed necessary or appropriate in consideration of tax, securities or other laws. No amendment or termination by the board of directors may adversely affect the rights of a holder of a Stock Option without the holder's consent.

Benefits to Named Executive Officers and Others

      The following table sets forth the number of shares subject to Stock Options that have been granted under the Stock Incentive Plan as of March 14, 2003. The table also sets forth the number of shares subject to Stock Options that the Administrative Committee intends to issue upon approval of the Second Amendment to the Stock Incentive Plan.

                                                                                       Number of
                                                                                     Shares Subject
                                                                      Number of        to Options
                                                                   Shares Subject    Anticipated to
Name and Position                                                     to Options        be Issued
-----------------                                                     ----------        ---------
Executive Officers:

         Charles M. Jones, III, Chief Executive Officer                  22,283               --

         Robert E. Lee, President                                        75,000           25,000

All Executive Officers as a group:                                      132,997           45,000

All Non-executive Directors as a group:                                   6,393               --

All Non-executive Officer Employees as a group:                          27,137           30,000

Federal Income Tax Consequences

      The following discussion outlines generally the federal income tax consequences of participation in the Stock Incentive Plan. Individual circumstances may vary and each participant should rely on his or her own tax counsel for advice regarding federal income tax treatment under the Stock Incentive Plan.

      Incentive Stock Options. A participant will not recognize income and will not be taxed upon the grant of an incentive stock option nor upon exercise of all or a portion of the option. Instead, the participant will be taxed at the time he or she sells the shares of common stock purchased upon exercise of the incentive stock option. The participant will be taxed on the difference between the price he or she paid for the common stock and the amount for which he or she sells the common stock. If the participant does not sell the shares of common stock during the two-year period from the date of grant of the incentive stock option and one-year period from the date the common stock is transferred to him or her, the gain will be capital gain, and Community Capital will not be entitled to a corresponding deduction. If the participant sells the shares of common stock at a gain prior to that time, the difference between the amount the participant paid for the common stock and the lesser of fair market value on the date of exercise or the amount for which the common stock is sold will be taxed as ordinary income. If the participant sells the shares of common stock for less than the amount he or she paid for the common stock prior to the one- or two-year periods indicated, no amount will be taxed as ordinary income and the loss will be taxed as a capital loss. Exercise of an incentive stock option may subject a participant to, or increase a participant's liability for, the alternative minimum tax.

      Non-qualified Options. A participant will not recognize income and will not be taxed upon the grant of a non-qualified option or at any time prior to the exercise of all or a portion of the option. At the time the participant exercises all or a portion of a non-qualified option, he or she will recognize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the common stock on the date the option is exercised over the price paid for the common stock, and Community Capital will then be entitled to a corresponding deduction.

      Depending upon the period shares of common stock are held after exercise, the sale or other taxable disposition of shares acquired through the exercise of a non-qualified option generally will result in a short- or long-term capital gain or loss equal to the difference between the amount realized on the disposition and the fair market value of the shares when the non-qualified option was exercised.

      Special rules apply to a participant who exercises a non-qualified option by paying the exercise price, in whole or in part, by the transfer of shares of common stock to Community Capital.

Shareholder Approval

      The board of directors seeks shareholder approval of the adoption of the Second Amendment to the Stock Incentive Plan and the reservation of an additional 175,000 shares of common stock for the issuance of Stock Options under the Stock Incentive Plan because approval is required under the Code as a condition to incentive stock option treatment and will maximize the potential for deductions associated with any non-qualified options granted under the Stock Incentive Plan.

      Approval of the Second Amendment to the Stock Incentive Plan requires the affirmative vote of the holders of at least a majority of the outstanding shares of common stock present, or represented and entitled to a vote, at the annual meeting. Proxies received which contain no instructions to the contrary will be voted for the approval of the adoption of the Second Amendment to the Stock Incentive Plan.

      The Board of Directors recommends a vote for the approval of the adoption of the Second Amendment to the Stock Incentive Plan.

                     RELATIONSHIPS AND RELATED TRANSACTIONS

      From time to time our directors, officers and their affiliates, including members of their families or businesses and other organizations with which they are associated, may have banking transactions in the ordinary course of business with Albany Bank & Trust. Albany Bank & Trust's policy is that any loans or other transactions with those persons or entities (a) are made in accordance with applicable law and Albany Bank & Trust's lending policies, (b) are made on substantially the same terms, including price, interest rates and collateral, as those prevailing at the time for comparable transactions with other unrelated parties of similar standing, and (c) do not involve more than the normal risk of collectibility or present other unfavorable features to Community Capital and Albany Bank & Trust. In addition, all future transactions with our directors, officers and their affiliates are intended to be on terms no less favorable than could be obtained from an unaffiliated third party, and must be approved by a majority of our directors, including a majority of the directors who do not have an interest in the transaction.

                         INDEPENDENT PUBLIC ACCOUNTANTS

      Community Capital has selected the accounting firm of Mauldin & Jenkins, LLC to serve as principal accountant for Community Capital for the fiscal year ending December 31, 2003. The firm of Mauldin & Jenkins, LLC has served as Community Capital's principal accountant since 1998. A representative of the firm is expected to be present at the meeting and will be given the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from shareholders.

Audit Fees

      In connection with services rendered in connection with the audit of Community Capital's annual financial statements and the review of Community Capital's interim financial statements, Community Capital has estimated that its total audit fees for fiscal year 2002 were approximately $40,750. This figure is based on an estimate provided by our accountant, Mauldin & Jenkins, LLC, and includes fees for services that were billed to Community Capital in fiscal year 2003 in connection with the 2002 fiscal year audit.

Financial Information Systems Design and Implementation Fees

      The Company did not retain its principal accountant to perform financial information systems design or implementation services in fiscal year 2002.

Other Fees

      During fiscal year 2002, Community Capital was billed $36,000 by its principal accountant for services not described above. These "other fees" were for tax consulting and other services.

      The audit committee has considered the provision of non-audit services by our principal accountant and has determined that the provision of these services was consistent with maintaining the independence of Community Capital's principal accountant.

                              SHAREHOLDER PROPOSALS

      Shareholder proposals submitted for consideration at the next annual meeting of shareholders must be received by Community Capital no later than December 1, 2003, to be included in the 2004 proxy materials. A shareholder must notify Community Capital before February 1, 2004, if the shareholder has a proposal to present at the 2004 annual meeting which the shareholder intends to present other than by inclusion in Community Capital's proxy material. If Community Capital does not receive such notice prior to February 1, 2004, proxies solicited by the management of Community Capital will confer discretionary authority upon the management of Community Capital to vote upon any such proposal.

                                  OTHER MATTERS

      The board of directors of Community Capital knows of no other matters that may be brought before the meeting. If, however, any matters other than the election of directors or matters related to the election, should properly come before the meeting, votes will be cast pursuant to the proxies in accordance with the best judgment of the proxyholders.

      If you cannot be present in person, you are requested to complete, sign, date, and return the enclosed proxy promptly. An envelope has been provided for that purpose. No postage is required if mailed in the United States.

March 28, 2003

                                   Appendix A


                       COMMUNITY CAPITAL BANCSHARES, INC.
                            1998 STOCK INCENTIVE PLAN

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

SECTION 1  DEFINITIONS.........................................................1

   1.1   DEFINITIONS...........................................................1

SECTION 2  THE STOCK INCENTIVE PLAN............................................4

   2.1   PURPOSE OF THE PLAN...................................................4
   2.2   STOCK SUBJECT TO THE PLAN.............................................4
   2.3   ADMINISTRATION OF THE PLAN............................................5
   2.4   ELIGIBILITY AND LIMITS................................................5

SECTION 3  TERMS OF STOCK INCENTIVES...........................................6

   3.1   GENERAL TERMS AND CONDITIONS..........................................6
   3.2   TERMS AND CONDITIONS OF OPTIONS.......................................7
         (a) Option Price .....................................................7
         (b) Option Term.......................................................7
         (c) Payment ..........................................................7
         (d) Conditions to the Exercise of an Option...........................8
         (e) Termination of Incentive Stock Option ............................8
         (f) Special Provisions for Certain Substitute Options ................8
   3.3   TREATMENT OF AWARDS UPON TERMINATION OF SERVICE.......................9

SECTION 4  RESTRICTIONS ON STOCK...............................................9

   4.1   ESCROW OF SHARES......................................................9
   4.2   RESTRICTIONS ON TRANSFER..............................................9

SECTION 5  GENERAL PROVISIONS.................................................10

   5.1   WITHHOLDING...........................................................9
   5.2   CHANGES IN CAPITALIZATION; MERGER; LIQUIDATION.......................10
   5.3   CASH AWARDS..........................................................11
   5.4   COMPLIANCE WITH CODE.................................................11
   5.5   RIGHT TO TERMINATE SERVICE...........................................11
   5.6   RESTRICTIONS ON DELIVERY AND SALE OF SHARES; LEGENDS.................11
   5.7   NON-ALIENATION OF BENEFITS...........................................11
   5.8   TERMINATION AND AMENDMENT OF THE PLAN................................12
   5.9   CHOICE OF LAW........................................................12

                       COMMUNITY CAPITAL BANCSHARES, INC.
                            1998 STOCK INCENTIVE PLAN

                                    PREAMBLE

      Community Capital Bancshares, Inc. (the "Company") maintains the Community Capital Bancshares, Inc. 1998 Stock Incentive Plan (the "Plan") and in response to comments from the Office of the Comptroller of the Currency, the Board of Directors of the Company wishes to amend and restate the Plan, effective February 15, 1999, as set forth below.

                              SECTION 1 DEFINITIONS

      1.1 Definitions. Whenever used herein, the masculine pronoun shall be deemed to include the feminine, and the singular to include the plural, unless the context clearly indicates otherwise, and the following capitalized words and phrases are used herein with the meaning thereafter ascribed:

            (a) "Board of Directors" means the board of directors of the Company.

            (b) "Cause" has the same meaning as provided in the employment agreement between the Participant and the Company or, if applicable, any Affiliate of the Company on the date of Termination of Service, or if no such definition or employment agreement exists, "Cause" means conduct amounting to
(1) fraud or dishonesty against the Company or its Affiliates, (2) Participant's willful misconduct, repeated refusal to follow the reasonable directions of the board of directors of the Company or its Affiliates, or knowing violation of law in the course of performance of the duties of Participant's service with the Company or its Affiliates, (3) repeated absences from work without a reasonable excuse, (4) repeated intoxication with alcohol or drugs while on the Company or Affiliates' premises during regular business hours, (5) a conviction or plea of guilty or nolo contendere to a felony or a crime involving dishonesty, or (6) a breach or violation of the terms of any agreement to which Participant and the Company or its Affiliates are party.

            (c) "Change in Control" means any one of the following events which may occur after the date the Stock Incentive is granted and without the approval of the Board of Directors of the Company:

                  (1) the acquisition by any individual, entity or "group", within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Securities Exchange Act of 1934, as amended, (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934) of voting securities of the Company where such acquisition causes any such Person to own twenty-five percent (25%) or more of the combined voting power of the then outstanding voting securities then entitled to vote generally in the election of directors (the "Outstanding Voting Securities"); provided, however, that for purposes of this Section 1(c)(1), the following shall not be deemed to result in a Change in Control, (i) any acquisition directly from the Company, unless such a Person subsequently acquires additional shares of Outstanding Voting Securities other than from the Company, in which case any such subsequent acquisition shall be deemed to be a Change in Control; or (ii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company;

                  (2) a merger, consolidation, share exchange, combination, reorganization or like transaction involving the Company in which the stockholders of the Company immediately prior to such transaction do not own at least fifty percent (50%) of the value or voting power of the issued and outstanding capital stock of the Company or its successor immediately after such transaction;

                  (3) the sale or transfer (other than as security for the Company's obligations) of more than fifty percent (50%) of the assets of the Company in any one transaction or a series of related transactions occurring within a one (1) year period in which the Company, any corporation controlled by the Company or the stockholders of the Company immediately prior to the transaction do not own at least fifty percent (50%) of the value or voting power of the issued and outstanding equity securities of the acquiror immediately after the transaction;

                  (4) the sale or transfer of more than fifty percent (50%) of the value or voting power of the issued and outstanding capital stock of the Company by the holders thereof in any one transaction or a series of related transactions occurring within a one (1) year period in which the Company, any corporation controlled by the Company or the stockholders of the Company immediately prior to the transaction do not own at least fifty percent (50%) of the value or voting power of the issued and outstanding equity securities of the acquiror immediately after the transaction; or

                  (5) the dissolution or liquidation of the Company.

            (d) "Code" means the Internal Revenue Code of 1986, as amended.

            (e) "Committee" means the committee appointed by the Board of Directors to administer the Plan pursuant to Plan Section 2.3.

            (f) "Company" means Community Capital Bancshares, Inc., a bank holding company organized under the laws of the State of Georgia.

            (g) "Disability" has the same meaning as provided in the long-term disability plan or policy maintained or, if applicable, most recently maintained, by the Company or, if applicable, any Affiliate of the Company for the Participant. If no long-term disability plan or policy was ever maintained on behalf of the Participant or, if the determination of Disability relates to an Incentive Stock Option, Disability shall mean that condition described in Code Section 22(e)(3), as amended from time to time. In the event of a dispute, the determination of Disability shall be made by the Board of Directors and shall be supported by advice of a physician competent in the area to which such Disability relates.

            (h) "Disposition" means any conveyance, sale, transfer, assignment, pledge or hypothecation, whether outright or as security, inter vivos or testamentary, with or without consideration, voluntary or involuntary.

            (i) "Fair Market Value" refers to the determination of value of a share of Stock. If the Stock is actively traded on any national securities exchange or any Nasdaq quotation or market system, Fair Market Value shall mean the closing price at which sales of Stock shall have been sold on the most recent trading date immediately prior to the date of determination, as reported by any such exchange or system selected by the Committee on which the shares of Stock are then traded. If the shares of Stock are not actively traded on any such exchange or system, Fair Market Value shall mean the arithmetic mean of the bid and asked prices for the shares of Stock on the most recent trading date within a reasonable period prior to the determination date as reported by such exchange or system. If there are no bid and asked prices within a reasonable period or if the shares of Stock are not traded on any exchange or system as of the determination date, Fair Market Value shall mean the fair market value of a share of Stock as determined by the Committee taking into account such facts and circumstances deemed to be material by the Committee to the value of the Stock in the hands of the Participant; provided that, for purposes of granting awards other than Incentive Stock Options, Fair Market Value of a share of Stock may be determined by the Committee by reference to the average market value determined over a period certain or as of specified dates, to a tender offer price for the shares of Stock (if settlement of an award is triggered by such an event) or to any other reasonable measure of fair market value and provided further that, for purposes of granting Incentive Stock Options, Fair Market Value of a share of Stock shall be determined in accordance with the valuation principles described in the regulations promulgated under Code Section 422.

            (j) "Incentive Stock Option" means an incentive stock option, as defined in Code Section 422, described in Plan Section 3.2.

            (k) "Non-Qualified Stock Option" means a stock option, other than an option qualifying as an Incentive Stock Option, described in Plan Section 3.2.

            (l) "Option" means a Non-Qualified Stock Option or an Incentive Stock Option.

            (m) "Over 10% Owner" means an individual who at the time an Incentive Stock Option is granted owns Stock possessing more than 10% of the total combined voting power of the Company or one of its Parents or Subsidiaries, determined by applying the attribution rules of Code Section 424(d).

            (n) "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, with respect to Incentive Stock Options, at the time of granting of the Incentive Stock Option, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

            (o) "Participant" means an individual who receives a Stock Incentive hereunder.

            (p) "Plan" means the Community Capital Bancshares, Inc. 1998 Stock Incentive Plan.

            (q) "Stock" means the Company's common stock, $1.00 par value per share.

            (r) "Stock Incentive Agreement" means an agreement between the Company and a Participant or other documentation evidencing an award of a Stock Incentive.

            (s) "Stock Incentives" means, collectively, Incentive Stock Options and Non-Qualified Stock Options.

            (t) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, with respect to Incentive Stock Options, at the time of the granting of the Incentive Stock Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

            (u) "Termination of Service" means the termination of the service relationship, whether employment or otherwise, between a Participant and the Company and its Affiliates, regardless of the fact that severance or similar payments are made to the Participant for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability or retirement. The Committee shall, in its absolute discretion, determine the effect of all matters and questions relating to Termination of Service, including, but not by way of limitation, the question of whether a leave of absence constitutes a Termination of Service, or whether a Termination of Service is for Cause.

                       SECTION 2 THE STOCK INCENTIVE PLAN

      2.1 Purpose of the Plan. The Plan is intended to (a) provide incentives to officers, employees, directors and organizers of the Company and Albany Bank & Trust, N.A. to stimulate their efforts toward the continued success of the Company and to operate and manage the business in a manner that will provide for the long-term growth and profitability of the Company; (b) encourage stock ownership by officers, employees, directors and consultants by providing them with a means to acquire a proprietary interest in the Company by acquiring shares of Stock; and (c) provide a means of obtaining and rewarding key personnel.

      2.2 Stock Subject to the Plan. Subject to adjustment in accordance with
Section 5.2, 90,000 shares of Stock (the "Maximum Plan Shares") are hereby reserved exclusively for issuance pursuant to Stock Incentives. At no time shall the Company have outstanding Stock Incentives and shares of Stock issued in respect of Stock Incentives in excess of the Maximum Plan Shares. The shares of Stock attributable to the nonvested, unpaid, unexercised, unconverted or otherwise unsettled portion of any Stock Incentive that is forfeited or cancelled or expires or terminates for any reason without becoming vested, paid, exercised, converted or otherwise settled in full shall again be available for purposes of the Plan.

      2.3 Administration of the Plan. The Plan shall be administered by the Committee. The Committee shall have full authority in its discretion to determine the organizers, directors, officers or employees of the Company and Albany Bank & Trust, N.A. to whom Stock Incentives shall be granted and the terms and provisions of Stock Incentives, subject to the Plan. Subject to the provisions of the Plan, the Committee shall have full and conclusive authority to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the respective Stock Incentive Agreements and to make all other determinations necessary or advisable for the proper administration of the Plan. The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). The Committee's decisions shall be final and binding on all Participants.

      The Committee shall consist of at least two members of the Board of Directors and, during those periods that the Company is subject to the provisions of Section 16 of the Securities Exchange Act of 1934, the Board of Directors shall consider the advisability of whether each such appointee shall qualify as a "non-employee director", as that term is defined in Rule 16b-3 as then in effect under the Securities Exchange Act of 1934, and, during those periods that the Company has issued equity securities required to be registered under Section 12 of the Securities Exchange Act of 1934, the Board of Directors shall consider the advisability of whether each such appointee shall separately qualify as an "outside director", within the meaning of Code Section 162(m) and the regulations promulgated thereunder. Each member of the Committee shall serve at the discretion of the Board of Directors and the Board of Directors may from time to time remove members from or add members to the Committee. Vacancies on the Committee shall be filled by the Board of Directors.

      The Committee shall select one of its members as Chairman and shall hold meetings at the times and in the places as it may deem advisable. Acts approved by a majority of the Committee in a meeting at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

      2.4 Eligibility and Limits. Stock Incentives may be granted only to organizers, directors, officers or employees of the Company or Albany Bank & Trust, N.A.; provided, however, that an Incentive Stock Option may only be granted to an employee of the Company or Albany Bank & Trust, N.A.. In the case of Incentive Stock Options, the aggregate Fair Market Value (determined as of the date an Incentive Stock Option is granted) of stock with respect to which stock options intended to meet the requirements of Code Section 422 become exercisable for the first time by an individual during any calendar year under all plans of the Company and its Parents and Subsidiaries shall not exceed $100,000; provided further, that if the limitation is exceeded, the Incentive Stock Option(s) which cause the limitation to be exceeded shall be treated as Non-Qualified Stock Option(s); except as the terms of the Stock Incentive Agreement may expressly provide otherwise. To the extent required under Code
Section 162(m) and regulations thereunder for compensation to be treated as qualified performance-based compensation, subject to adjustment in accordance with Section 5.2, the maximum number of shares Stock with respect to which Options may be granted during any single fiscal year of the Company to any employee shall not exceed 60,000.

                       SECTION 3 TERMS OF STOCK INCENTIVES

      3.1 General Terms and Conditions.

            (a) The number of shares of Stock as to which a Stock Incentive shall be granted shall be determined by the Committee in its sole discretion, subject to the provisions of Section 2.2 as to the total number of shares available for grants under the Plan. If a Stock Incentive Agreement so provides, a Participant may be granted a new Option to purchase a number of shares of Stock equal to the number of previously owned shares of Stock tendered in payment of the Exercise Price (as defined below) for each share of Stock purchased pursuant to the terms of the Stock Incentive Agreement.

            (b) Each Stock Incentive shall be evidenced by a Stock Incentive Agreement in such form and containing such terms, conditions and restrictions as the Committee may determine is appropriate. Each Stock Incentive Agreement shall be subject to the terms of the Plan and any provision in a Stock Incentive Agreement that is inconsistent with the Plan shall be null and void.

            (c) The date a Stock Incentive is granted shall be the date on which the Committee has approved the terms and conditions of the Stock Incentive Agreement and has determined the recipient of the Stock Incentive and the number of shares covered by the Stock Incentive and has taken all such other action necessary to complete the grant of the Stock Incentive.

            (d) The Committee may provide in any Stock Incentive Agreement (or subsequent to the award of a Stock Incentive but prior to its expiration or cancellation, as the case may be) that, in the event of a Change in Control, the Stock Incentive shall or may be cashed out on the basis of any price not greater than the highest price paid for a share of Stock in any transaction reported by any market or system selected by the Committee on which the shares of Stock are then actively traded during a specified period immediately preceding or including the date of the Change in Control or offered for a share of Stock in any tender offer occurring during a specified period immediately preceding or including the date the tender offer commences; provided that, in no case shall any such specified period exceed three (3) months (the "Change in Control Price"). For purposes of this Subsection, Options shall be cashed out on the basis of the excess, if any, of the Change in Control Price (but not more than the Fair Market Value of the Stock on the date of the cash-out in the case of Incentive Stock Options) over the Exercise Price with or without regard to whether the Option may otherwise be exercisable only in part.

            (e) Any Stock Incentive may be granted in connection with all or any portion of a previously or contemporaneously granted Stock Incentive. Exercise or vesting of a Stock Incentive granted in connection with another Stock Incentive may result in a pro rata surrender or cancellation of any related Stock Incentive, as specified in the applicable Stock Incentive Agreement.

            (f) Stock Incentives shall not be transferable or assignable except by will or by the laws of descent and distribution and shall be exercisable, during the Participant's lifetime, only by the Participant; in the event of the Disability of the Participant, by the legal representative of the Participant; or in the event of the death of the participant, by the personal representative of the Participant's estate or if no personal representative has been appointed, by the successor in interest determined under the Participant's will.

            (g) No Stock Incentive shall have a term that extends beyond the tenth anniversary of the date the Stock Incentive was granted.

      3.2 Terms and Conditions of Options. Each Option granted under the Plan shall be evidenced by a Stock Incentive Agreement. At the time any Option is granted, the Committee shall determine whether the Option is to be an Incentive Stock Option or a Non-Qualified Stock Option, and the Option shall be clearly identified as to its status as an Incentive Stock Option or a Non-Qualified Stock Option. At the time any Incentive Stock Option is exercised, the Company shall be entitled to place a legend on the certificates representing the shares of Stock purchased pursuant to the Option to clearly identify them as shares of Stock purchased upon exercise of an Incentive Stock Option. An Incentive Stock Option may only be granted within ten (10) years from the earlier of the date the Plan is adopted by the Board of Directors or approved by the Company's stockholders.

            (a) Option Price. Subject to adjustment in accordance with Section
5.2 and the other provisions of this Section 3.2, the exercise price (the "Exercise Price") per share of Stock purchasable under any Option shall be as set forth in the applicable Stock Incentive Agreement. With respect to each grant of an Incentive Stock Option to a Participant who is not an Over 10% Owner or to each grant of any Option to a Participant who is then a "covered employee," within the meaning of Code Section 162(m), the Exercise Price per share shall not be less than the Fair Market Value on the date the Option is granted. With respect to each grant of an Incentive Stock Option to a Participant who is an Over 10% Owner, the Exercise Price shall not be less than 110% of the Fair Market Value on the date the Option is granted. With respect to each grant of a Non-Qualified Stock Option, the Exercise Price per share shall be no less than 85% of the Fair Market Value.

            (b) Option Term. The term of an Option shall be as specified in the applicable Stock Incentive Agreement; provided, however that any Incentive Stock Option granted to a Participant who is not an Over 10% Owner shall not be exercisable after the expiration of ten (10) years after the date the Option is granted and any Incentive Stock Option granted to an Over 10% Owner shall not be exercisable after the expiration of five (5) years after the date the Option is granted.

            (c) Payment. Payment for all shares of Stock purchased pursuant to exercise of an Option shall be made in any form or manner authorized by the Committee in the Stock Incentive Agreement or by amendment thereto, including, but not limited to, cash or, if the Stock

Incentive Agreement provides, (1) by delivery to the Company of a number of shares of Stock which have been owned by the holder for at least six (6) months prior to the date of exercise having an aggregate Fair Market Value of not less than the product of the Exercise Price multiplied by the number of shares the Participant intends to purchase upon exercise of the Option on the date of delivery; (2) in a cashless exercise through a broker; or (3) by having a number of shares of Stock withheld, the Fair Market Value of which as of the date of exercise is sufficient to satisfy the Exercise Price. In its discretion, the Committee also may authorize (at the time an Option is granted or thereafter) Company financing to assist the Participant as to payment of the Exercise Price on such terms as may be offered by the Committee in its discretion. Payment shall be made at the time that the Option or any part thereof is exercised, and no shares shall be issued or delivered upon exercise of an Option until full payment has been made by the Participant. The holder of an Option, as such, shall have none of the rights of a stockholder.

            (d) Conditions to the Exercise of an Option. Each Option granted under the Plan shall be exercisable by whom, at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the Stock Incentive Agreement; provided, however, that subsequent to the grant of an Option, the Committee, at any time before complete termination of such Option, may accelerate the time or times at which such Option may be exercised in whole or in part, including, without limitation, upon a Change in Control and may permit the Participant or any other designated person to exercise the Option, or any portion thereof, for all or part of the remaining Option term notwithstanding any provision of the Stock Incentive Agreement to the contrary.

            (e) Termination of Incentive Stock Option. With respect to an Incentive Stock Option, in the event of the Termination of Service of a Participant, the Option or portion thereof held by the Participant which is unexercised shall expire, terminate, and become unexercisable no later than the expiration of three (3) months after the date of Termination of Service; provided, however, that in the case of a holder whose Termination of Service is due to death or Disability, one (1) year shall be substituted for such three (3) month period. For purposes of this Subsection (e), Termination of Service of the Participant shall not be deemed to have occurred if the Participant is employed by another corporation (or a parent or subsidiary corporation of such other corporation) which has assumed the Incentive Stock Option of the Participant in a transaction to which Code Section 424(a) is applicable.

            (f) Special Provisions for Certain Substitute Options. Notwithstanding anything to the contrary in this Section 3.2, any Option issued in substitution for an option previously issued by another entity, which substitution occurs in connection with a transaction to which Code Section 424(a) is applicable, may provide for an exercise price computed in accordance with such Code Section and the regulations thereunder and may contain such other terms and conditions as the Committee may prescribe to cause such substitute Option to contain as nearly as possible the same terms and conditions (including the applicable vesting and termination provisions) as those contained in the previously issued option being replaced thereby.

            3.3 Treatment of Awards Upon Termination of Service. Except as otherwise provided by Plan Section 3.2(e), any award under this Plan to a Participant who suffers a Termination of Service may be cancelled, accelerated, paid or continued, as provided in the Stock Incentive Agreement or, in the absence of such provision, as the Committee may determine. The portion of any award exercisable in the event of continuation or the amount of any payment due under a continued award may be adjusted by the Committee to reflect the Participant's period of service from the date of grant through the date of the Participant's Termination of Service or such other factors as the Committee determines are relevant to its decision to continue the award.

                         SECTION 4 RESTRICTIONS ON STOCK

            4.1 Escrow of Shares. Any certificates representing the shares of Stock issued under the Plan shall be issued in the Participant's name, but, if the Stock Incentive Agreement so provides, the shares of Stock shall be held by a custodian designated by the Committee (the "Custodian"). Each applicable Stock Incentive Agreement providing for transfer of shares of Stock to the Custodian shall appoint the Custodian as the attorney-in-fact for the Participant for the term specified in the applicable Stock Incentive Agreement, with full power and authority in the Participant's name, place and stead to transfer, assign and convey to the Company any shares of Stock held by the Custodian for such Participant, if the Participant forfeits the shares under the terms of the applicable Stock Incentive Agreement. During the period that the Custodian holds the shares subject to this Section, the Participant shall be entitled to all rights, except as provided in the applicable Stock Incentive Agreement, applicable to shares of Stock not so held. Any dividends declared on shares of Stock held by the Custodian shall, as the Committee may provide in the applicable Stock Incentive Agreement, be paid directly to the Participant or, in the alternative, be retained by the Custodian until the expiration of the term specified in the applicable Stock Incentive Agreement and shall then be delivered, together with any proceeds, with the shares of Stock to the Participant or to the Company, as applicable.

            4.2 Restrictions on Transfer. The Participant shall not have the right to make or permit to exist any Disposition of the shares of Stock issued pursuant to the Plan except as provided in the Plan or the applicable Stock Incentive Agreement. Any Disposition of the shares of Stock issued under the Plan by the Participant not made in accordance with the Plan or the applicable Stock Incentive Agreement shall be void. The Company shall not recognize, or have the duty to recognize, any Disposition not made in accordance with the Plan and the applicable Stock Incentive Agreement, and the shares so transferred shall continue to be bound by the Plan and the applicable Stock Incentive Agreement.

                          SECTION 5 GENERAL PROVISIONS

      5.1 Withholding. The Company shall deduct from all cash distributions under the Plan any taxes required to be withheld by federal, state or local government. Whenever the Company proposes or is required to issue or transfer shares of Stock under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. A Participant may pay the withholding tax in cash, by tendering shares of Stock which have been owned by the holder for at least six (6) months prior to the date of exercise or, if the applicable Stock Incentive Agreement provides, a Participant may elect to have the number of shares of Stock he is to receive reduced by the smallest number of whole shares of Stock which, when multiplied by the Fair Market Value of the shares of Stock determined as of the Tax Date (defined below), is sufficient to satisfy federal, state and local, if any, withholding taxes arising from exercise or payment of a Stock Incentive (a "Withholding Election"). A Participant may make a Withholding Election only if both of the following conditions are met:

            (a) The Withholding Election must be made on or prior to the date on which the amount of tax required to be withheld is determined (the "Tax Date") by executing and delivering to the Company a properly completed notice of Withholding Election as prescribed by the Committee; and

            (b) Any Withholding Election made will be irrevocable; however, the Committee may in its sole discretion disapprove and give no effect to the Withholding Election.

      5.2 Changes in Capitalization; Merger; Liquidation.

            (a) The number of shares of Stock reserved for the grant of Options and the number of shares of Stock reserved for issuance upon the exercise or payment, as applicable, of each outstanding Option, and the Exercise Price of each outstanding Option shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock resulting from a subdivision or combination of shares or the payment of an ordinary stock dividend in shares of Stock to holders of outstanding shares of Stock or any other increase or decrease in the number of shares of Stock outstanding effected without receipt of consideration by the Company.

            (b) In the event of any merger, consolidation, extraordinary dividend (including a spin-off), reorganization or other change in the corporate structure of the Company or its Stock or tender offer for shares of Stock, the Committee, in its sole discretion, may make such adjustments with respect to awards and take such other action as it deems necessary or appropriate to reflect or in anticipation of such merger, consolidation, extraordinary dividend (including a spin-off), reorganization, other change in corporate structure or tender offer, including, without limitation, the substitution of new awards, the termination or adjustment of outstanding awards, the acceleration of awards or the removal of restrictions on outstanding awards, all as may be provided in the applicable Stock Incentive Agreement or, if not expressly addressed therein, as the Committee subsequently may determine in the event of any such merger, consolidation, extraordinary dividend (including a spin-off), reorganization or other change in the corporate structure of the Company or its Stock or tender offer for shares of Stock. Any adjustment pursuant to this
Section 5.2 may provide, in the Committee's discretion, for the elimination without payment therefor of any fractional shares that might otherwise become subject to any Stock Incentive.

            (c) The existence of the Plan and the Stock Incentives granted pursuant to the Plan shall not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding.

      5.3 Cash Awards. The Committee may, at any time and in its discretion, grant to any holder of a Stock Incentive the right to receive, at such times and in such amounts as determined by the Committee in its discretion, a cash amount which is intended to reimburse such person for all or a portion of the federal, state and local income taxes imposed upon such person as a consequence of the receipt of the Stock Incentive or the exercise of rights thereunder.

      5.4 Compliance with Code. All Incentive Stock Options to be granted hereunder are intended to comply with Code Section 422, and all provisions of the Plan and all Incentive Stock Options granted hereunder shall be construed in such manner as to effectuate that intent.

      5.5 Right to Terminate Service. Nothing in the Plan or in any Stock Incentive Agreement shall confer upon any Participant the right to continue as an employee, officer, director or consultant of the Company or any of its Affiliates or affect the right of the Company or any of its Affiliates to terminate the Participant's service at any time.

      5.6 Restrictions on Delivery and Sale of Shares; Legends. Each Stock Incentive is subject to the condition that if at any time the Committee, in its discretion, shall determine that the listing, registration or qualification of the shares covered by such Stock Incentive upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the granting of such Stock Incentive or the purchase or delivery of shares thereunder, the delivery of any or all shares pursuant to such Stock Incentive may be withheld unless and until such listing, registration or qualification shall have been effected. If a registration statement is not in effect under the Securities Act of 1933 or any applicable state securities laws with respect to the shares of Stock purchasable or otherwise deliverable under Stock Incentives then outstanding, the Committee may require, as a condition of exercise of any Option or as a condition to any other delivery of Stock pursuant to a Stock Incentive, that the Participant or other recipient of a Stock Incentive represent, in writing, that the shares received pursuant to the Stock Incentive are being acquired for investment and not with a view to distribution and agree that the shares will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act of 1933 and any applicable state securities laws. The Company may include on certificates representing shares delivered pursuant to a Stock Incentive such legends referring to the foregoing representations or restrictions or any other applicable restrictions on resale as the Company, in its discretion, shall deem appropriate.

      5.7 Non-alienation of Benefits. Other than as specifically provided with regard to the death of a Participant, no benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge; and any attempt to do so shall be void. No such benefit shall, prior to receipt by the Participant, be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the Participant.

      5.8 Termination and Amendment of the Plan. The Board of Directors at any time may amend or terminate the Plan without stockholder approval; provided, however, that the Board of Directors may condition any amendment on the approval of stockholders of the Company if such approval is necessary or advisable with respect to tax, securities or other applicable laws. No such termination or amendment without the consent of the holder of a Stock Incentive shall adversely affect the rights of the Participant under such Stock Incentive.

      5.9 Choice of Law. The laws of the State of Georgia shall govern the Plan, to the extent not preempted by federal law.

      IN WITNESS WHEREOF, the Company has caused this Plan to be executed as of this ___ day of ___________________, 1999.


                                    COMMUNITY CAPITAL BANCSHARES, INC.

                                    By:
                                       --------------------------------

                                    Title:
                                          -----------------------------

ATTEST:


---------------------------
Secretary

     [CORPORATE SEAL]

                                    EXHIBIT A

                             FIRST AMENDMENT TO THE
                       COMMUNITY CAPITAL BANCSHARES, INC.
                            1998 STOCK INCENTIVE PLAN

      THIS FIRST AMENDMENT is made as of January 2, 2001, by Community Capital Bancshares, Inc., a Georgia corporation (the "Company").

      WHEREAS, the Company maintains the Community Capital Bancshares, Inc. 1998 Stock Incentive Plan (the "Plan"), which was last amended and restated effective as of February 15, 1999;

      WHEREAS, the Company desires to amend the Plan to reflect a ten-for-seven stock split, which was effective in January of 2001.

      NOW, THEREFORE, BE IT RESOLVED, that, effective as of January 2, 2001, the Company does hereby amend the Plan as follows:

      1. By deleting the existing Section 2.2 and replacing it with the following new Section 2.2:

            "2.2 Stock Subject to the Plan. Subject to adjustment in accordance with Plan Section 5.2, 128,574 shares of Stock (the "Maximum Plan Shares") are hereby reserved exclusively for issuance pursuant to Stock Incentives. At no time shall the Company have outstanding Stock Incentives and shares of Stock issued in respect of Stock Incentives in excess of the Maximum Plan Shares. The shares of Stock attributable to the nonvested, unpaid, unexercised, unconverted or otherwise unsettled portion of any Stock Incentive that is forfeited or cancelled or expires or terminates for any reason without becoming vested, paid, exercised, converted or otherwise settled in full shall again be available for purposes of the Plan."

      2. By deleting the last sentence of Section 2.4 and replacing it with the following new language:

      "To the extent required under Code Section 162(m) and regulations thereunder for compensation to be treated as qualified performance-based compensation, subject to adjustment in accordance with Section 5.2, the maximum number of shares of Stock with respect to which Options may be granted during any single fiscal year of the Company to any employee shall not exceed 85,716."

      Except as specifically amended hereby, the remaining provisions of the Plan shall remain in full force and effect as prior to the adoption of this First Amendment.

      IN WITNESS WHEREOF, the Company has caused this First Amendment to be executed, effective as of the date first above written.

                                    COMMUNITY CAPITAL BANCSHARES, INC.

                                    By:
                                       --------------------------------

                                    Title:
                                          -----------------------------

ATTEST:

By:
   ---------------------------------

Title:
      ------------------------------

                             SECOND AMENDMENT TO THE
                       COMMUNITY CAPITAL BANCSHARES, INC.
                            1998 STOCK INCENTIVE PLAN

      THIS SECOND AMENDMENT is made as of January 27, 2003, by Community Capital Bancshares, Inc., a Georgia corporation (the "Company").

      WHEREAS, the Company maintains the Community Capital Bancshares, Inc. 1998 Stock Incentive Plan (the "Plan"), which was last amended as of January 2, 2001; and

      WHEREAS, the Company desires to amend the Plan to reflect an increase in the number of shares reserved under the Plan and to delete the definition of "Change in Control" under the Plan.

      NOW, THEREFORE, BE IT RESOLVED, that, effective as of the date hereof, the Company does hereby amend the Plan as follows:

      1. By deleting the existing Section 1.1(c) and substituting therefor "[Reserved]."

      2. By deleting the phrase "Change in Control" as it appears throughout the Plan and substituting therefor the phrase "change in control (as defined by the Committee from time to time)."

      3. By deleting the existing Section 2.2 and replacing it with the following new Section 2.2:

            "2.2 Stock Subject to the Plan. Subject to adjustment in accordance with Plan Section 5.2, 303,574 shares of Stock (the "Maximum Plan Shares") are hereby reserved exclusively for issuance pursuant to Stock Incentives. At no time shall the Company have outstanding Stock Incentives and shares of Stock issued in respect of Stock Incentives in excess of the Maximum Plan Shares. The shares of Stock attributable to the nonvested, unpaid, unexercised, unconverted or otherwise unsettled portion of any Stock Incentive that is forfeited or cancelled or expires or terminates for any reason without becoming vested, paid, exercised, converted or otherwise settled in full shall again be available for purposes of the Plan."

      This Second Amendment is conditioned upon approval by the stockholders of the Company within twelve months of the date hereof, and, if such stockholder approval is not obtained, this Second Amendment shall be rendered null and void.

      Except as specifically amended hereby, the remaining provisions of the Plan shall remain in full force and effect as prior to the adoption of this Second Amendment.

      IN WITNESS WHEREOF, the Company has caused this Second Amendment to be executed, effective as of the date first above written.

                                    COMMUNITY CAPITAL BANCSHARES, INC.

                                    By:
                                       --------------------------------

                                    Title:
                                          -----------------------------

ATTEST:

By:
   ---------------------------------

Title:
      ------------------------------

                       COMMUNITY CAPITAL BANCSHARES, INC.
                                      PROXY
                       SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON MONDAY, APRIL 28, 2003

      The undersigned hereby appoints Robert E. Lee or Charles M. Jones, III or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them or either of them to represent and to vote, as designated below, all of the common stock of Community Capital Bancshares, Inc., which the undersigned would be entitled to vote if personally present at the annual meeting of shareholders to be held at the Merry Acres Conference Center, 1504 Dawson Road, Albany, Georgia 31707 and at any adjournments of the annual meeting, upon the proposal described in the accompanying notice of the annual meeting and the proxy statement relating to the annual meeting, receipt of which are hereby acknowledged.

 THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE PROPOSALS.

PROPOSAL 1: To elect the five (5) persons listed below to serve as Class I
            Directors of Community Capital Bancshares, Inc. for a three-year term:

          Charles M. Jones, III     Van Cise Knowles           Robert E. Lee
          Corinne C. Martin         William F. McAfee

      |_|   FOR all nominees listed             |_|   WITHHOLD authority to vote
            above (except as indicated                for all nominees listed
            below)                                    above

INSTRUCTION: To withhold authority for any individual nominee, mark "FOR" above, and write the nominee's name in this space_____________________________________.

PROPOSAL 2: To amend the Community Capital Bancshares, Inc. 1998 Stock Incentive
            Plan to increase the number of shares reserved for issuance under the plan to 303,574 shares:

        |_| FOR                 |_| AGAINST                 |_| ABSTAIN

 THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION TO THE CONTRARY IS INDICATED, IT WILL
                           BE VOTED FOR THE PROPOSAL.

           DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER
                MATTERS WHICH MAY COME BEFORE THE ANNUAL MEETING.

      If stock is held in the name of more than one person, all holders must sign. Signatures should correspond exactly with the name or names appearing on the stock certificate(s). When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                ------------------------------------------------
                                Signature(s) of Shareholder(s)

[LABEL]
                                ------------------------------------------------
                                Name(s) of
                                Shareholders(s)

                                Date: ____________________________________, 2003
                                             (Be sure to date your proxy)

Please mark, sign and date this proxy, and return it in the enclosed return-addressed envelope. No postage necessary.

I WILL __________ WILL NOT ___________ ATTEND THE ANNUAL SHAREHOLDERS MEETING.

                     PLEASE RETURN PROXY AS SOON AS POSSIBLE